                                                                     EXHIBIT 4.1

COMMON STOCK                                                       COMMON STOCK
                                  QUICKLOGIC

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE      SEE REVERSE FOR CERTAIN DEFINITIONS AND A
 IN BOSTON, MA OR NEW YORK, NY         STATEMENT AS TO THE RIGHTS, PREFERENCES,
                                        PRIVILEGES AND RESTRICTIONS ON SHARES
                                                 CUSIP 74837P 10 8


THIS CERTIFIES THAT





IS THE RECORD HOLDER OF

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
               PAR VALUE $0.001 PER SHARE, OF

                            QUICKLOGIC CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                            QUICKLOGIC CORPORATION
                                 INCORPORATED
                                 APRIL 4, 1997
                                   DELAWARE

   /s/
----------------------------------------      /s/
VICE PRESIDENT, CHIEF FINANCIAL OFFICER    -------------------------------------
AND SECRETARY                              PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
     BankBoston, N.A.
      TRANSFER AGENT AND REGISTRAR

BY /s/
----------------------------------------
        AUTHORIZED SIGNATURE

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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common
TEN ENT  --  as tenants by the entities
JT YEN   --  as joint tenants and not as tenants
             in common
COM PROP --  as community property


                   UNIF GIFT MIN ACT -- ............ Custodian ...............
                                          (Cust)                  (Minor)
                                        under Uniform Gifts to Minors
                                        Act ..................................
                                                       (State)
                   UNIF TRIF MIN ACT -- ....... Custodian (until age ........).
                                        (Cust)
                                        .............. under Uniform Transfers
                                           (Minor)
                                        to Minors Act ........................
                                                            (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                    ---------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

---------------------------------------

---------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------- Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------------------

                                    X -----------------------------------

                                    X -----------------------------------
                                    THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                    CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                          NOTICE: THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGES WHATEVER.

Signature(s) Guaranteed



By
  ---------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.